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                                  EXHIBIT 10.40

                                 AMENDMENT NO. 4

                         TO PHARMCHEM LABORATORIES, INC.

                            1992 DIRECTOR OPTION PLAN


        This Amendment No. 4 (the "Amendment") to the PharmChem Laboratories, Inc. 1992 Director Option Plan, as heretofore amended (the "Plan"), is made effective as of the 18th day of February, 2000 by the Administrator of the Plan pursuant to Section 11(a) of the Plan. All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Plan.

                                    AMENDMENT

        The Plan is hereby amended as follows:

        1. The number of "5,000" in Sections 4(b)(ii) and 4 (b)(iii) of the Plan is hereby changed to the number "10,000".

        2. The references to "five (5) years" in Sections 4(b)(v) (A) and 4(b)(vi)(A) of the Plan are hereby changed to "ten (10) years".

        3. The second sentence of Section 6 of the Plan is hereby amended to read as follows:

                "It shall continue in effect through March 31, 2004 unless sooner terminated under Section 11 of the Plan."

        4. The references to "its five (5) year term" in Sections 8(c), 8(d), 8(e) (i) and 8(e)(ii) of the Plan are hereby changed to "its ten (10) year term".

        5. Section 11(b) of the Plan is hereby amended to read as follows:

                "(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan made without the consent of the Optionee shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated."

        IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above by the Administrator of the Plan, which Administrator consists of the Outside Directors of the Company.


                                                  /s/ Richard D. Irwin
                                        ----------------------------------------
                                                  Richard D. Irwin


                                                 /s/ Donald R. Stroben
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                                                 Donald R. Stroben